SELIGMAN
                                    ========
                                     SELECT
                                    ========
                                    MUNICIPAL
                                   FUND, INC.

                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1998


                          SELIGMAN SELECT MUNICIPAL FUND, INC.
                                   MANAGED BY

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        INVESTMENT MANAGERS AND ADVISORS
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017

                     PHOTO: COURTESY MICHIGAN TRAVEL BUREAU

                                                                    CESEL3c 9/98

TO THE STOCKHOLDERS

     During Seligman Select Municipal Fund's third quarter, the US economic expansion became one of the longest in the nation's history, although domestic economic growth began to slow from its record pace. Inflation and interest rates reached their lowest levels in a quarter century, and unemployment was at its lowest level since 1970. But, the financial crisis that started in Asia 15 months ago intensified throughout the world during the quarter. Japan's recession and banking problems deepened, Russia's economy neared ruin, many emerging markets collapsed, and Brazil suffered fiscal problems that threatened all of Latin America.

     This global financial turmoil contributed to a slowing of the pace of US economic growth, while the rate of inflation remained muted. In September, and again in October, the Federal Reserve Board lowered the federal funds rate. The Fed's unexpected action in October underscored the potential threat to the US economy of the overseas financial problems, and drove investors into US Treasuries.

    The US municipal market fared well in the third quarter. Interest rates declined, leading to good performance results for bond investors. The yield differential between 30-year Treasury bonds and similar municipal obligations narrowed to levels not seen since 1986. At one point in the period, selected municipal obligations traded at the same yield as Treasuries, even though municipals offered more favorable tax treatment. The perception that Treasuries are a safe haven investment, combined with large new offerings of municipal securities, exacerbated this trend.

    Going forward, we believe the favorable climate for municipal bonds should continue. Decelerating US economic growth, coupled with global financial turmoil, should serve to subdue domestic inflationary pressures. Further, the yield spread between municipal bonds and Treasury bonds should return to a more normal range in the near future. Finally, there is widespread anticipation that new issues of municipal bonds will decrease in the months ahead.

    We believe that the performance of the municipal market will improve, relative to that of the Treasury market. Because municipal securities continue to offer a significant yield advantage when compared with the after-tax returns of other fixed-income investments, we are confident that Seligman Select Municipal Fund will continue to play an important role in helping investors meet their long-term financial goals.

    Thank you for your continued support of Seligman Select Municipal Fund. We look forward to serving your investment needs in the many years to come. A discussion with your Portfolio Manager and portfolio of investments follow this letter.

By order of the Board of Directors,


William C. Morris
Chairman


                                                                 Thomas G. Moles
                                                                       President

October 30, 1998

INTERVIEW WITH YOUR PORTFOLIO MANAGER, THOMAS G. MOLES


--------------------------------------------------------------------------------
[IMAGE] SELIGMAN MUNICIPALS TEAM: (FROM LEFT) AUDREY KUCHTYAK, THERESA BARION, DEBRA MCGUINNESS, (SEATED) EILEEN COMERFORD, THOMAS G. MOLES (PORTFOLIO MANAGER)
--------------------------------------------------------------------------------


WHAT ECONOMIC AND MARKET FACTORS INFLUENCED SELIGMAN SELECT MUNICIPAL FUND IN THE THIRD QUARTER OF 1998?

   "Global economic uncertainty contributed to a modest slowdown in the pace of US economic growth, and the rate of inflation was stable. In September, the Federal Reserve Board lowered the U.S. federal funds rate by one-quarter of one percent. With a warning that growing fear among investors and lenders was threatening the nation's economic expansion, the Fed unexpectedly cut interest rates again in October, the first time in four and one-half years that the central bank had changed interest-rate policy outside of one its normally scheduled meetings. The unusual timing suggested that the Fed believed the domestic economy was deteriorating as the worldwide financial crisis gained momentum, and that a credit shortage might be developing which could further curb economic growth. Fed officials have hinted that more interest-rate reductions will ensue if the global financial turmoil escalates.

   "Declining US equity markets reflected these fears, as investors sold stocks in favor of the relative safety and quality of US Treasury bonds, which are often considered a haven from a volatile stock market. The Treasury market surged, but the municipal market underperformed the US Treasury market for the quarter. Increased demand, especially from foreign investors, caused the decline in Treasury yields to significantly outpace the drop in municipal yields. This was exacerbated by a net reduction in Treasury financing. Additionally, the ongoing increase in the issuance of new municipal bonds prevented municipal yields from falling to the same degree as Treasury yields. Because of these factors, long-term municipal bonds have not been as attractive, relative to long-term Treasuries, since 1986, when proposed tax legislation threatened the tax-exempt status of municipal securities.

   "Moreover, the continuing combination of low inflation, low unemployment, and steady economic growth contributed to an overall improvement in the financial condition of America's states, cities, and municipalities. Credit rating upgrades of municipal issuers significantly outnumbered rating downgrades, enhancing the creditworthiness of the municipal marketplace during the period."


WHAT WAS YOUR INVESTMENT STRATEGY?

   "Our strategy was to position the Fund to benefit from the declining interest-rate environment that was prevalent during the quarter. Cash positions were kept to a minimum, given lower yield levels and lack of capital gain potential. The Seligman Municipals Team engaged in duration-extension trades, selling shorter-term holdings and replacing them with long-term, current-coupon bonds. In general, the longer the duration of a bond, the more it will appreciate in price as yields decline. Additionally, we improved the call protection of the Fund. As the Fund matures, older holdings approach their optional call dates (a callable bond can be redeemed by the issuer, prior to maturity, on specified dates and at predetermined prices). Declining interest rates increase the risk that these bonds will be called by the issuer. To lessen the impact of bond calls on the Fund's dividend distributions, we purchased longer call bonds and reduced our holdings of shorter call bonds.

INTERVIEW WITH YOUR PORTFOLIO MANAGER, THOMAS G. MOLES

   "The low interest-rate environment prompted many municipal issuers to retire outstanding, higher-coupon debt. As a direct result of the significant increase in refunding volume, many of the Fund's holdings were advance-refunded. In general, when a municipal bond is refunded, total return performance is improved, and the bond's rating is often upgraded. This had a positive impact on the Fund's performance.

   "Finally, historically low long-term yields reduced dividend yields in the third quarter, while the relative lack of volatility limited price appreciation potential. Therefore, the Seligman Municipals Team placed additional emphasis on enhancing the relative value of the Fund. Through in-depth credit analysis and market research, we were able to identify and take advantage of opportunities and inefficiencies within the municipal marketplace."

WHAT IS YOUR OUTLOOK?

   "Long-term municipal yields have fallen to levels not seen in years. However, municipal securities currently offer a significant yield advantage compared to the after-tax returns of other fixed-income investments, as well as to the rate of inflation. Further, the yield spread between municipal bonds and Treasury bonds should normalize, while the volume of new municipal issues is expected to slow from its current pace in the months ahead. Lastly, the municipal market's record of safety and stability may become more appealing should equity market volatility continue. We are cautiously optimistic that the slowdown of US economic growth, coupled with global financial turmoil, will continue to subdue inflationary pressures and lead investors to favor municipal bonds. Therefore, we anticipate that in the months ahead, the performance of the municipal bond market should improve, relative to that of the Treasury market."

INVESTMENT RESULTS PER COMMON SHARE

-------------------------------------------------------------------------------

TOTAL RETURNS*
FOR PERIODS ENDED SEPTEMBER 30, 1998


                                                                         Average Annual
                                                               ----------------------------------
                                                                                          Since
                                       Three        Nine         One        Five        Inception
                                      Months       Months       Year        Years        2/15/90
                                      ------       ------      ------       -----         -------

        Market Price**                1.00%       (6.94)%     (0.98)%      6.12%         8.00%
        Net Asset Value**             3.50         6.68       10.12        6.59          9.09



PRICE PER SHARE
                                  September 30,      June 30,       March 31,   December 31,
                                      1998             1998           1998          1997
                                  -------------    -------------  ------------- -------------

         Market Price                $12.375         $12.4375       $12.1875      $13.9375
         Net Asset Value              12.55           12.31          12.26         12.33


DIVIDEND AND CAPITAL GAIN INFORMATION
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                                                            Capital Gain
                                                       ------------------------
                                     Dividends Paid+   Realized      Unrealized
                                      ------------      -------       --------
                                         $0.582         $0.108        $1.416++

ANNUAL DISTRIBUTION RATE

The annual distribution rate based on current market price at September 30, 1998, was 6.21%, which is equivalent to a taxable yield of 10.02% based on the maximum federal tax rate of 39.6%.

-------------------------------------------------------------------------------
The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

   * Returns for periods of less than one year are not annualized.

  ** These rates of return reflect changes in the market price or net asset value, as applicable, and assume that all distributions within the period are invested in additional shares.

   + Preferred Stockholders were paid dividends at annual rates ranging from 3.40% to 4.00%. Earnings on the Fund's assets in excess of the Preferred dividend requirements constituted dividend income for Common Stockholders. A portion of dividends paid to Common Stockholders is taxable as ordinary income.

  ++ Represents the per share amount of unrealized appreciation of portfolio securities as of September 30, 1998.

---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (unaudited)                                                                 SEPTEMBER 30, 1998
---------------------------------------------------------------------------------------------------------------------------
                               Face                                                         Ratings
State                         Amount                 Municipal Bonds                      Moody's/S&P      Market Value
---------------------------------------------------------------------------------------------------------------------------


Alabama -- 2.2%            $ 5,000,000  McIntosh Industrial Development Board,
                                          Environmental Facilities Rev. (CIBASpecialty
                                          Chemicals), 53/8% due 6/1/2028                        A2/AA-      $ 5,168,350
Alaska -- 3.6%               8,175,000  Alaska Housing Finance Corp. (Collateralized
                                          Home Mortgage Rev.), 7.65% due 6/1/2024              Aaa/AAA        8,749,948
California -- 11.4%          9,130,000  California Pollution Control Financing Authority
                                          Sewage and Solid Waste Disposal Facilities
                                          Rev. (Anheuser-Busch Project),
                                          53/4% due 12/1/2030*                                  A1/A+         9,710,851
                            10,000,000  San Francisco City and County Airports
                                          Commission Rev. (International Airport),
                                          6.30% due 5/1/2025*                                  Aaa/AAA       11,004,700
                             6,000,000  San Joaquin Hills Transportation Corridor Agency
                                          Rev. (Orange County Senior Lien Toll Road ),
                                          63/4% due 1/1/2032                                   Aaa/AAA        6,846,900
Delaware -- 2.9%             6,500,000  Delaware Economic Development Authority
                                          Exempt Facilities Rev. (Delmarva Power and
                                          Light Co. Project), 7.60% due 3/1/2020*              Aaa/AAA        6,941,155
Florida -- 2.3%              1,895,000  Florida Housing Finance Agency (Home Ownership
                                          Rev.), 7.90% due 3/1/2022*                           Aaa/NR         2,001,234
                             3,425,000  Orange County Housing Finance Authority
                                          (Mortgage Rev.), 7.80% due 10/1/2022*                Aaa/NR         3,581,728
Illinois -- 4.3%             5,000,000  Chicago GO's, 51/4% due 1/1/2028                       Aaa/AAA        5,109,700
                             5,000,000  Chicago O'Hare International Airport International
                                          Terminal Special Rev., 75/8% due 1/1/2010*           Aaa/AAA        5,314,050
Indiana -- 2.2%              5,000,000  Indiana Employment Development Commission
                                          Environmental Rev. (Public Service Company of
                                          Indiana Inc.), 71/2% due 3/15/2015*                  Aaa/AAA        5,338,600
Louisiana -- 4.8%            9,325,000  Louisiana Public Facilities Authority Hospital Rev.
                                          (Southern Baptist Hospitals, Inc. Project), 8%
                                          due 5/15/2012                                         NR/AAA       11,574,656
Massachusetts -- 4.3%        5,500,000  Massachusetts Bay Transportation Authority General
                                          Transportation System Rev., 55/8% due 3/1/2026       Aaa/AAA        6,113,415
                             4,175,000  Massachusetts Housing Finance Agency Rev.
                                          (Multi-Family Residential Development),
                                          7.65% due 2/1/2028*                                  Aaa/AAA        4,315,238
Michigan -- 0.9%             2,000,000  Kalamazoo Hospital Finance Authority Rev.
                                          (Bronson Methodist Hospital), 51/2% due 5/15/2028    Aaa/NR         2,108,360
Nevada -- 3.1%               7,000,000  Clark County Industrial Development Rev. (Nevada
                                          Power Company Project), 7.80% due 6/1/2020*          Aaa/AAA        7,552,020
New Jersey -- 8.2%           7,000,000  New Jersey Economic Development Authority
                                          Water Facilities Rev. (American Water Co. Inc.),
                                          53/8% due 5/1/2032*                                  Aaa/AAA        7,262,150

-----------------
See footnotes on page 7.


---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (unaudited) (continued)                                                     SEPTEMBER 30, 1998
---------------------------------------------------------------------------------------------------------------------------
                               Face                                                         Ratings
State                         Amount                 Municipal Bonds                      Moody's/S&P      Market Value
---------------------------------------------------------------------------------------------------------------------------

New Jersey (continued)     $ 2,000,000  New Jersey Educational Facilities Authority Rev.
                                          (Princeton University), 6% due 7/1/2024              Aaa/AAA      $ 2,218,780
                             7,140,000  New Jersey Health Care Facilities Financing Authority
                                          Rev. (Riverwood Center), 9.90% due 7/1/2021          Aaa/AAA        8,435,410
                             1,810,000  New Jersey Housing & Mortgage Finance Agency
                                          (Home Buyer Rev.), 7.70% due 10/1/2029*              Aaa/AAA        1,881,893
New York -- 9.3%            10,000,000  New York State Energy Research & Development
                                          Authority Electric Facilities Rev. (Consolidated
                                          Edison Co. NY Inc. Project), 6.10% due 8/15/2020     Aaa/AAA       11,053,400
                            10,000,000  New York State Thruway Authority General Rev.,
                                          6% due 1/1/2025                                      Aaa/AAA       11,335,600
New York and                 6,500,000  Port Authority of New York and New Jersey
  New Jersey -- 2.9%                      (JFK International Air Terminal LLC Project
                                          Rev.), 53/4% due 12/1/2022*                          Aaa/AAA        7,022,730
Ohio -- 4.8%                 5,895,000  Cleveland Waterworks Improvement First
                                          Mortgage Rev., 53/4% due 1/1/2021                    Aaa/AAA        6,642,899
                               105,000  Cleveland Waterworks Improvement First
                                          Mortgage Rev., 53/4% due 1/1/2021                    Aaa/AAA          114,914
                             4,585,000  Ohio Housing Finance Agency (Single Family
                                          Mortgage Rev.), 7.65% due 3/1/2029*                   NR/AAA        4,782,522
Pennsylvania -- 7.1%         2,500,000  Allegheny County Airport Rev. (Greater Pittsburgh
                                          International Airport), 6.80% due 1/1/2010*          Aaa/AAA        2,725,575
                             3,000,000  Lehigh County Industrial Development Authority
                                          Pollution Control Rev. (Pennsylvania Power &
                                          Light Company Project), 6.15% due 8/1/2029           Aaa/AAA        3,349,500
                            10,000,000  Philadelphia Airport Rev., 6.10% due 6/15/2025*        Aaa/AAA       10,979,600
South Carolina -- 2.1%       5,000,000  South Carolina Ports Authority Rev.,
                                          5.30% due 7/1/2026*                                  Aaa/AAA        5,100,500
Tennessee -- 3.7%            8,000,000  Humphreys County Industrial Development Board
                                          Solid Waste Disposal Rev. (E.I. duPont de
                                          Nemours & Co. Project), 6.70% due 5/1/2024*          Aa3/AA-        8,959,840
Texas -- 5.7%                5,000,000  Lower Neches Valley Authority Industrial
                                          Development Corp. Sewer Facilities Rev. (Mobil
                                          Oil Refining Corp. Project), 6.40% due 3/1/2030*     Aa2/AA         5,516,850
                             7,500,000  Matagorda County Navigation District No. 1
                                          Pollution Control Rev. (Central Power and Light
                                          Co. Project), 61/8% due 5/1/2030*                    Aaa/AAA        8,321,175
Virginia -- 2.1%             5,000,000  Pocahontas Parkway Association Toll Road Bonds
                                          (Route 895 Connector), 51/2% due 8/15/2028           Baa3/BBB-      5,025,650



-----------------
See footnotes on page 7.




---------------------------------------------------------------------------------------------------------------------------
                                                                                                     SEPTEMBER 30, 1998
---------------------------------------------------------------------------------------------------------------------------
                               Face                                                         Ratings
State                         Amount                 Municipal Bonds                      Moody's/S&P      Market Value
---------------------------------------------------------------------------------------------------------------------------



Washington -- 9.6%         $ 4,795,000  Chelan County Public Utility District No. 001
                                          (Chelan Hydro Consolidated System Rev.),
                                          61/4% due 7/1/2017*                                   Aaa/AAA    $  5,401,519
                             5,000,000  Chelan County Public Utility District No. 001
                                          (Chelan Hydro Consolidated System Rev.),
                                          6.35% due 7/1/2028*                                   Aaa/AAA       5,679,700
                            10,000,000  King County Sewer GOs, 61/8% due 1/1/2033               Aaa/AAA      11,094,900
                             1,000,000  Spokane Regional Solid Waste Management System
                                          Rev., 73/4% due 1/1/2011*                             Aaa/AAA       1,029,410
                                                                                                            -----------
Total Municipal Bonds (Cost $216,585,605)-- 97.5%......................................................     235,365,422
Variable Rate Demand Notes (Cost $2,000,000)-- 0.8%....................................................       2,000,000


OTHER ASSETS LESS LIABILITIES -- 1.7% .................................................................       4,099,475
                                                                                                           ------------
Net Investment Asset -- 100.0% ........................................................................    $241,464,897
                                                                                                           ============


-----------

* Interest income earned from this security is subject to the federal alternative minimum tax.
Note: Investments in municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.